UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2015

EPAZZ, Inc.

(Exact name of Registrant as specified in its charter)

Illinois	333-139117	36-4313571
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

205 W. Wacker. Dr.

Suite 1320

Chicago, IL 60606

(Address of principal executive offices)

Registrant’s telephone number, including area code: (312) 955-8161

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

In May 2015, Epazz, Inc.’s (the “Company’s”) majority stockholder and sole director (Shaun Passley) approved a 1:1,250 reverse stock split of the Company’s Class A common stock   Effective June 19, 2014, the Company affected the 1:1,250 reverse stock split of its Class A common stock.  The Company’s Class B common stock and preferred stock were not affected by the reverse stock split.  The Company’s new symbol following the reverse split will be EPAZD. The D will be removed in 20 business days.

In May 2015, Epazz, Inc.’s (the “Company’s”) majority stockholder and sole director (Shaun Passley) approved a spin-off of 1 restricted share of Professional Resource Management, Inc. for each 1 share held with a record date of 07/31/2015.  The pay date for this dividend is 08/03/2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPAZZ, INC.

Date: June 19, 2015	By: /s/ Shaun Passley
Shaun Passley
Chief Executive Officer